EXHIBIT 99.12

FFML 2004-FF3
Excess Spread

Assumptions:
        Forward Libor
        No Loss
        100% pricing speed


Period  Date       Excess Spread

      0  27-May-04
      1  25-Jun-04        4.7464%
      2  25-Jul-04        4.4773%
      3  25-Aug-04        4.1818%
      4  25-Sep-04        4.0680%
      5  25-Oct-04        4.1159%
      6  25-Nov-04        3.7927%
      7  25-Dec-04        3.8428%
      8  25-Jan-05        3.4827%
      9  25-Feb-05        3.3124%
     10  25-Mar-05        3.7972%
     11  25-Apr-05        3.0208%
     12  25-May-05        3.0643%
     13  25-Jun-05        2.7093%
     14  25-Jul-05        2.7532%
     15  25-Aug-05        2.4071%
     16  25-Sep-05        2.2670%
     17  25-Oct-05        2.3398%
     18  25-Nov-05        2.0253%
     19  25-Dec-05        2.1032%
     20  25-Jan-06        1.7964%
     21  25-Feb-06        1.6385%
     22  25-Mar-06        4.3595%
     23  25-Apr-06        3.4202%
     24  25-May-06        3.5710%
     25  25-Jun-06        3.2148%
     26  25-Jul-06        3.4066%
     27  25-Aug-06        3.0668%
     28  25-Sep-06        3.3124%
     29  25-Oct-06        3.5072%
     30  25-Nov-06        3.1626%
     31  25-Dec-06        3.3681%
     32  25-Jan-07        3.0357%
     33  25-Feb-07        2.9818%
     34  25-Mar-07        4.1342%
     35  25-Apr-07        3.1826%
     36  25-May-07        3.4185%
     37  25-Jun-07        3.0812%
     38  25-Jul-07        3.3155%
     39  25-Aug-07        3.0092%
     40  25-Sep-07        3.2091%
     41  25-Oct-07        3.4672%
     42  25-Nov-07        3.1396%
     43  25-Dec-07        3.3927%
     44  25-Jan-08        3.0714%
     45  25-Feb-08        3.0421%
     46  25-Mar-08        3.7749%
     47  25-Apr-08        3.1415%
     48  25-May-08        3.4140%
     49  25-Jun-08        3.0898%
     50  25-Jul-08        3.3400%
     51  25-Aug-08        3.0089%
     52  25-Sep-08        3.1288%
     53  25-Oct-08        3.3931%
     54  25-Nov-08        3.0655%
     55  25-Dec-08        3.3395%
     56  25-Jan-09        3.0224%
     57  25-Feb-09        3.0383%
     58  25-Mar-09        4.3304%
     59  25-Apr-09        3.3208%
     60  25-May-09        3.6254%
     61  25-Jun-09        3.3026%
     62  25-Jul-09        3.5927%
     63  25-Aug-09        3.2740%
     64  25-Sep-09        3.4207%
     65  25-Oct-09        3.7221%
     66  25-Nov-09        3.3934%
     67  25-Dec-09        3.6972%
     68  25-Jan-10        3.3733%
     69  25-Feb-10        3.3674%
     70  25-Mar-10        4.4680%
     71  25-Apr-10        3.4383%
     72  25-May-10        3.7561%
     73  25-Jun-10        3.4328%
     74  25-Jul-10        3.7427%
     75  25-Aug-10        3.4179%
     76  25-Sep-10        3.4911%
     77  25-Oct-10        3.8100%
     78  25-Nov-10        3.4843%
     79  25-Dec-10        3.8017%
     80  25-Jan-11        3.4788%
     81  25-Feb-11        3.4790%
     82  25-Mar-11        4.5820%
     83  25-Apr-11        3.5450%
     84  25-May-11        3.8702%
     85  25-Jun-11        3.1656%
     86  25-Jul-11        3.4922%
     87  25-Aug-11        3.1714%
     88  25-Sep-11        3.2406%
     89  25-Oct-11        3.5727%
     90  25-Nov-11        3.2530%
     91  25-Dec-11        3.5857%
     92  25-Jan-12        3.2694%
     93  25-Feb-12        3.2788%
     94  25-Mar-12        4.0109%
     95  25-Apr-12        3.3443%
     96  25-May-12        3.6804%
     97  25-Jun-12        3.3657%
     98  25-Jul-12        3.7019%
     99  25-Aug-12        3.3844%
    100  25-Sep-12        3.4424%
    101  25-Oct-12        3.7812%
    102  25-Nov-12        3.4646%
    103  25-Dec-12        3.8061%
    104  25-Jan-13        3.4913%
    105  25-Feb-13        3.5053%
    106  25-Mar-13        4.6260%
    107  25-Apr-13        3.5820%
    108  25-May-13        3.9255%
    109  25-Jun-13        3.6133%
    110  25-Jul-13        3.9591%
    111  25-Aug-13        3.6474%
    112  25-Sep-13        3.7143%
    113  25-Oct-13        4.0629%
    114  25-Nov-13        3.7538%
    115  25-Dec-13        4.1020%
    116  25-Jan-14        3.7895%
    117  25-Feb-14        3.8105%
    118  25-Mar-14        4.9503%
    119  25-Apr-14        3.9030%
    120  25-May-14        4.2565%
    121  25-Jun-14        3.9460%
    122  25-Jul-14        4.2990%
    123  25-Aug-14        3.9922%
    124  25-Sep-14        4.0687%
    125  25-Oct-14        4.4280%
    126  25-Nov-14        4.1221%
    127  25-Dec-14        4.4848%
    128  25-Jan-15        4.1810%
    129  25-Feb-15        4.2145%
    130  25-Mar-15        5.3592%
    131  25-Apr-15        4.3167%
    132  25-May-15        4.6912%
    133  25-Jun-15        4.3948%
    134  25-Jul-15        4.7690%
    135  25-Aug-15        4.4764%
    136  25-Sep-15        4.5531%
    137  25-Oct-15        4.9326%
    138  25-Nov-15        4.6410%
    139  25-Dec-15        5.0215%
    140  25-Jan-16        4.7343%
    141  25-Feb-16        4.7820%
    142  25-Mar-16        5.5721%
    143  25-Apr-16        4.9189%
    144  25-May-16        5.3013%
    145  25-Jun-16        5.0076%
    146  25-Jul-16        5.3938%
    147  25-Aug-16        5.1057%
    148  25-Sep-16        5.2098%
    149  25-Oct-16        5.6058%
    150  25-Nov-16        5.3252%
    151  25-Dec-16        5.7264%
    152  25-Jan-17        5.4527%
    153  25-Feb-17        5.5202%
    154  25-Mar-17        6.6910%
    155  25-Apr-17        5.6746%
    156  25-May-17        6.0899%
    157  25-Jun-17        5.8270%
    158  25-Jul-17        6.2446%
    159  25-Aug-17        5.9848%
    160  25-Sep-17        6.0803%
    161  25-Oct-17        6.5060%
    162  25-Nov-17        6.2548%
    163  25-Dec-17        6.6876%
    164  25-Jan-18        6.4428%
    165  25-Feb-18        6.5407%
    166  25-Mar-18        7.7322%
    167  25-Apr-18        6.7462%
    168  25-May-18        7.1931%
    169  25-Jun-18        6.9654%
    170  25-Jul-18        7.4178%
    171  25-Aug-18        7.1949%
    172  25-Sep-18        7.3159%
    173  25-Oct-18        7.7801%
    174  25-Nov-18        7.5699%
    175  25-Dec-18        8.0431%
    176  25-Jan-19        7.8440%
    177  25-Feb-19        7.9857%
    178  25-Mar-19        9.2046%
    179  25-Apr-19        8.2667%
    180  25-May-19        8.7601%
    181  25-Jun-19        8.5809%
    182  25-Jul-19        9.0823%
    183  25-Aug-19        8.9117%
    184  25-Sep-19        9.0808%
    185  25-Oct-19        9.5972%
    186  25-Nov-19        9.4428%
    187  25-Dec-19        9.9703%
    188  25-Jan-20        9.8285%
    189  25-Feb-20       10.0413%
    190  25-Mar-20       10.8393%
    191  25-Apr-20       10.1389%
    192  25-May-20       10.4758%
    193  25-Jun-20       10.1368%
    194  25-Jul-20       10.4736%
    195  25-Aug-20       10.1345%
    196  25-Sep-20       10.1198%
    197  25-Oct-20       10.4561%
    198  25-Nov-20       10.1177%
    199  25-Dec-20       10.4539%
    200  25-Jan-21       10.1156%
    201  25-Feb-21       10.1142%
    202  25-Mar-21       11.1711%
    203  25-Apr-21       10.0890%
    204  25-May-21       10.4242%
    205  25-Jun-21       10.0869%
    206  25-Jul-21       10.4220%
    207  25-Aug-21       10.0844%
    208  25-Sep-21       10.0559%
    209  25-Oct-21       10.3901%
    210  25-Nov-21       10.0538%
    211  25-Dec-21       10.3879%
    212  25-Jan-22       10.0517%
    213  25-Feb-22       10.0502%
    214  25-Mar-22       11.0845%
    215  25-Apr-22       10.0108%
    216  25-May-22       10.3434%
    217  25-Jun-22       10.0087%
    218  25-Jul-22       10.3412%
    219  25-Aug-22       10.0060%
    220  25-Sep-22        9.9640%
    221  25-Oct-22       10.2951%
    222  25-Nov-22        9.9620%
    223  25-Dec-22       10.2929%
    224  25-Jan-23        9.9598%
    225  25-Feb-23        9.9581%
    226  25-Mar-23       10.9650%
    227  25-Apr-23        9.9029%
    228  25-May-23       10.2319%
    229  25-Jun-23        9.9008%
    230  25-Jul-23       10.2297%
    231  25-Aug-23        9.8979%
    232  25-Sep-23        9.8427%
    233  25-Oct-23       10.1698%
    234  25-Nov-23        9.8407%
    235  25-Dec-23       10.1676%
    236  25-Jan-24        9.8386%
    237  25-Feb-24        9.8367%
    238  25-Mar-24       10.4435%
    239  25-Apr-24        9.7688%
    240  25-May-24       10.0933%
    241  25-Jun-24        9.7667%
    242  25-Jul-24       10.0911%
    243  25-Aug-24        9.7637%
    244  25-Sep-24        9.6957%
    245  25-Oct-24       10.0179%
    246  25-Nov-24        9.6937%
    247  25-Dec-24       10.0158%
    248  25-Jan-25        9.6916%
    249  25-Feb-25        9.6898%
    250  25-Mar-25       10.6591%
    251  25-Apr-25        9.6266%
    252  25-May-25        9.9464%
    253  25-Jun-25        9.6245%
    254  25-Jul-25        9.9443%
    255  25-Aug-25        9.6218%
    256  25-Sep-25        9.5691%
    257  25-Oct-25        9.8871%
    258  25-Nov-25        9.5672%
    259  25-Dec-25        9.8850%
    260  25-Jan-26        9.5652%
    261  25-Feb-26        9.5636%
    262  25-Mar-26       10.5357%
    263  25-Apr-26        9.5152%
    264  25-May-26        9.8314%
    265  25-Jun-26        9.5132%
    266  25-Jul-26        9.8293%
    267  25-Aug-26        9.5108%
    268  25-Sep-26        9.4733%
    269  25-Oct-26        9.7881%
    270  25-Nov-26        9.4714%
    271  25-Dec-26        9.7861%
    272  25-Jan-27        9.4694%
    273  25-Feb-27        9.4681%
    274  25-Mar-27       10.4468%
    275  25-Apr-27        9.4349%
    276  25-May-27        9.7484%
    277  25-Jun-27        9.4330%
    278  25-Jul-27        9.7465%
    279  25-Aug-27        9.4308%
    280  25-Sep-27        9.4084%
    281  25-Oct-27        9.7211%
    282  25-Nov-27        9.4065%
    283  25-Dec-27        9.7191%
    284  25-Jan-28        9.4047%
    285  25-Feb-28        9.4035%
    286  25-Mar-28       10.0340%
    287  25-Apr-28        9.3858%
    288  25-May-28        9.6977%
    289  25-Jun-28        9.3839%
    290  25-Jul-28        9.6958%
    291  25-Aug-28        9.3820%
    292  25-Sep-28        9.3745%
    293  25-Oct-28        9.6861%
    294  25-Nov-28        9.3727%
    295  25-Dec-28        9.6842%
    296  25-Jan-29        9.3709%
    297  25-Feb-29        9.3699%
    298  25-Mar-29       10.3641%
    299  25-Apr-29        9.3602%
    300  25-May-29        9.6713%
    301  25-Jun-29        9.3584%
    302  25-Jul-29        9.6695%
    303  25-Aug-29        9.3561%
    304  25-Sep-29        9.3164%
    305  25-Oct-29        9.6261%
    306  25-Nov-29        9.3146%
    307  25-Dec-29        9.6242%
    308  25-Jan-30       -0.0079%
    309  25-Feb-30        9.3114%
    310  25-Mar-30       10.2665%
    311  25-Apr-30        9.2722%
    312  25-May-30        9.5803%
    313  25-Jun-30        9.2703%
    314  25-Jul-30        9.5784%
    315  25-Aug-30        9.2681%
    316  25-Sep-30        9.2379%
    317  25-Oct-30        9.5449%
    318  25-Nov-30        9.2361%
    319  25-Dec-30        9.5431%
    320  25-Jan-31        9.2344%
    321  25-Feb-31        9.2332%
    322  25-Mar-31       10.1967%
    323  25-Apr-31        9.2090%
    324  25-May-31        9.5151%
    325  25-Jun-31        9.2072%
    326  25-Jul-31        9.5133%
    327  25-Aug-31        9.2053%
    328  25-Sep-31        9.1916%
    329  25-Oct-31        9.4972%
    330  25-Nov-31        9.1900%
    331  25-Dec-31        9.4954%
    332  25-Jan-32        9.1882%
    333  25-Feb-32        9.1875%
    334  25-Mar-32        9.8129%
    335  25-Apr-32        9.1790%
    336  25-May-32        9.4841%
    337  25-Jun-32        9.1773%
    338  25-Jul-32        9.4826%
    339  25-Aug-32        9.1759%
    340  25-Sep-32        9.1774%
    341  25-Oct-32        9.4825%
    342  25-Nov-32        9.1762%
    343  25-Dec-32        9.4814%
    344  25-Jan-33        9.1745%
    345  25-Feb-33        9.1744%
    346  25-Mar-33       10.1659%
    347  25-Apr-33        9.1815%
    348  25-May-33        9.4875%
    349  25-Jun-33        9.1807%
    350  25-Jul-33        9.4870%
    351  25-Aug-33        9.1808%
    352  25-Sep-33        9.1998%
    353  25-Oct-33        9.5073%
    354  25-Nov-33        9.2014%
    355  25-Dec-33        9.5124%
    356  25-Jan-34        9.2061%
    357  25-Feb-34        9.2016%
    358  25-Mar-34        0.0000%


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFML 2004-FF3
Loss Table

            o     The Pricing Prepayment Assumptions

            o     1-month and 6-month Forward LIBOR curves

            o     40% loss severity

            o     There is a 12 month lag in recoveries

            o Priced to maturity with collateral losses calculated through the life of the applicable bond

            o     Triggers fail day one

Certificates are priced at par

               Forward Libor
Month          1 mth     6 mth

             1   1.10000   1.33826
             2   1.15616   1.44928
             3   1.25231   1.58074
             4   1.36471   1.72707
             5   1.50852   1.87419
             6   1.63216   2.01635
             7   1.77346   2.17005
             8   1.93407   2.33021
             9   2.10020   2.47804
            10   2.24612   2.63416
            11   2.38862   2.78148
            12   2.53596   2.91792
            13   2.69024   3.05334
            14   2.83694   3.19112
            15   2.98202   3.30915
            16   3.12199   3.43736
            17   3.23925   3.54841
            18   3.35165   3.64828
            19   3.46347   3.75362
            20   3.56786   3.85760
            21   3.71995   3.94769
            22   3.77214   4.03002
            23   3.86602   4.11431
            24   3.96840   4.18936
            25   4.05598   4.26359
            26   4.11625   4.33003
            27   4.18680   4.39396
            28   4.26145   4.45716
            29   4.33007   4.51444
            30   4.39462   4.56331
            31   4.45190   4.61336
            32   4.50363   4.65581
            33   4.55332   4.70088
            34   4.59684   4.75042
            35   4.63290   4.79720
            36   4.66807   4.84700
            37   4.71317   4.90113
            38   4.77177   4.95102
            39   4.82963   4.99759
            40   4.88098   5.04196
            41   4.92916   5.08102
            42   4.97423   5.11499
            43   5.01421   5.14654
            44   5.04996   5.17521
            45   5.08269   5.20740
            46   5.11151   5.23614
            47   5.13476   5.26889
            48   5.15557   5.30379
            49   5.18444   5.33768
            50   5.22788   5.37293
            51   5.26421   5.40581
            52   5.29966   5.43428
            53   5.33385   5.46036
            54   5.36260   5.48434
            55   5.39012   5.50410
            56   5.41494   5.52317
            57   5.43618   5.54417
            58   5.45478   5.56359
            59   5.47135   5.58543
            60   5.48374   5.60818
            61   5.50293   5.63141
            62   5.53120   5.65683
            63   5.55528   5.67730
            64   5.57946   5.69713
            65   5.60191   5.71441
            66   5.62190   5.73143
            67   5.64258   5.74624
            68   5.65818   5.75960
            69   5.67356   5.77474
            70   5.68653   5.78932
            71   5.69947   5.80757
            72   5.70966   5.82154
            73   5.72340   5.83792
            74   5.74233   5.85576
            75   5.75947   5.87106
            76   5.77883   5.88566
            77   5.79210   5.89910
            78   5.80719   5.91105
            79   5.82240   5.92366
            80   5.83481   5.93677
            81   5.84686   5.94738
            82   5.85871   5.95971
            83   5.86744   5.97425
            84   5.87820   5.98712
            85   5.89207   6.00021
            86   5.90486   6.01322
            87   5.91944   6.02599
            88   5.93478   6.03934
            89   5.94558   6.04815
            90   5.95735   6.05737
            91   5.96864   6.06792
            92   5.97806   6.07502
            93   5.98884   6.08300
            94   5.99510   6.09119
            95   6.00198   6.09914
            96   6.01044   6.10873
            97   6.01600   6.11733
            98   6.02554   6.12701
            99   6.03600   6.13629
           100   6.04374   6.14547
           101   6.05382   6.15570
           102   6.06314   6.16314
           103   6.07176   6.17322
           104   6.08070   6.18162
           105   6.09027   6.19135
           106   6.09942   6.20072
           107   6.10654   6.20943
           108   6.11739   6.22140
           109   6.12474   6.22848
           110   6.13463   6.23955
           111   6.14387   6.24927
           112   6.15252   6.25769
           113   6.16367   6.26798
           114   6.17039   6.27510
           115   6.18180   6.28633
           116   6.19113   6.29562
           117   6.19954   6.30793
           118   6.21016   6.31762
           119   6.21804   6.32891
           120   6.22922   6.34205
           121   6.23984   6.35175
           122   6.25393   6.36280
           123   6.26255   6.37192
           124   6.27443   6.38153
           125   6.28515   6.38921
           126   6.29261   6.39635
           127   6.30193   6.40271
           128   6.30968   6.40824
           129   6.31600   6.41476
           130   6.32204   6.41965
           131   6.32799   6.42596
           132   6.33147   6.43209
           133   6.33667   6.43897
           134   6.34365   6.44799
           135   6.34818   6.45305
           136   6.35583   6.46202
           137   6.36303   6.47127
           138   6.36998   6.47808
           139   6.37989   6.48794
           140   6.38546   6.49891
           141   6.39569   6.50912
           142   6.40583   6.52024
           143   6.41308   6.53281
           144   6.42459   6.54524
           145   6.43912   6.55605
           146   6.45038   6.56554
           147   6.46335   6.57462
           148   6.47543   6.58315
           149   6.48343   6.58627
           150   6.49061   6.58809
           151   6.49678   6.59004
           152   6.50007   6.59112
           153   6.50402   6.59106
           154   6.50207   6.59005
           155   6.50027   6.59253
           156   6.49918   6.59616
           157   6.50020   6.59946
           158   6.50276   6.60043
           159   6.50688   6.60300
           160   6.51048   6.60558
           161   6.51286   6.60569
           162   6.51516   6.60396
           163   6.51439   6.60384
           164   6.51531   6.60304
           165   6.51617   6.60257
           166   6.51399   6.60240
           167   6.51126   6.60193
           168   6.51191   6.60410
           169   6.50953   6.60351
           170   6.51250   6.60432
           171   6.51528   6.60367
           172   6.51420   6.60144
           173   6.51517   6.60014
           174   6.51406   6.59509
           175   6.51147   6.59121
           176   6.50864   6.58620
           177   6.50545   6.58281
           178   6.50070   6.57945
           179   6.49358   6.57634
           180   6.48959   6.57781
           181   6.48444   6.57483
           182   6.48606   6.57646
           183   6.48628   6.57607
           184   6.48569   6.57427
           185   6.48717   6.57399
           186   6.48376   6.57164
           187   6.48537   6.57096
           188   6.48379   6.56816
           189   6.48144   6.56685
           190   6.48119   6.56487
           191   6.47948   6.56250
           192   6.47644   6.55989
           193   6.47495   6.55776
           194   6.47369   6.55636
           195   6.46934   6.55077
           196   6.46769   6.54846
           197   6.46455   6.54358
           198   6.46065   6.53949
           199   6.45870   6.53530
           200   6.45201   6.52890
           201   6.44983   6.52605
           202   6.44449   6.52049
           203   6.44121   6.51749
           204   6.43590   6.51094
           205   6.43101   6.50532
           206   6.42638   6.50042
           207   6.42037   6.49316
           208   6.41621   6.48730
           209   6.40791   6.47913
           210   6.40253   6.47208
           211   6.39717   6.46549
           212   6.38884   6.45816
           213   6.38322   6.45044
           214   6.37600   6.44198
           215   6.36722   6.43414
           216   6.36159   6.42730
           217   6.35452   6.41812
           218   6.34369   6.40770
           219   6.33694   6.40016
           220   6.32940   6.39218
           221   6.31940   6.38092
           222   6.31057   6.37046
           223   6.30190   6.36095
           224   6.29190   6.35086
           225   6.28353   6.34010
           226   6.27124   6.32731
           227   6.26120   6.31791
           228   6.25278   6.30828
           229   6.24235   6.29692
           230   6.22986   6.28354
           231   6.21967   6.27247
           232   6.20922   6.26109
           233   6.19639   6.24733
           234   6.18544   6.23449
           235   6.17180   6.22088
           236   6.16045   6.20826
           237   6.14877   6.19520
           238   6.13476   6.18040
           239   6.12168   6.16666
           240   6.11000   6.15447
           241   6.09463   6.13859
           242   6.08175   6.12629
           243   6.06763   6.11247
           244   6.05348   6.09831
           245   6.04118   6.08574
           246   6.02552   6.07036
           247   6.01487   6.05974
           248   6.00134   6.04622
           249   5.98818   6.03461
           250   5.97725   6.02309
           251   5.96429   6.01138
           252   5.95452   6.00229
           253   5.94265   5.99046
           254   5.93263   5.98020
           255   5.91933   5.96820
           256   5.91052   5.95945
           257   5.90030   5.94898
           258   5.88874   5.93845
           259   5.88001   5.92946
           260   5.87024   5.91977
           261   5.86041   5.91102
           262   5.85146   5.90214
           263   5.84309   5.89419
           264   5.83368   5.88589
           265   5.82607   5.87871
           266   5.81878   5.87224
           267   5.80952   5.86306
           268   5.80298   5.85699
           269   5.79552   5.84927
           270   5.78796   5.84254
           271   5.78229   5.83627
           272   5.77339   5.82855
           273   5.76866   5.82431
           274   5.76175   5.81825
           275   5.75693   5.81471
           276   5.75088   5.80878
           277   5.74564   5.80404
           278   5.74101   5.80034
           279   5.73572   5.79518
           280   5.73236   5.79160
           281   5.72614   5.78670
           282   5.72266   5.78335
           283   5.71969   5.78055
           284   5.71477   5.77698
           285   5.71241   5.77478
           286   5.70930   5.77182
           287   5.70563   5.76955
           288   5.70402   5.76854
           289   5.70167   5.76723
           290   5.69917   5.76487
           291   5.69739   5.76369
           292   5.69629   5.76366
           293   5.69497   5.76251
           294   5.69434   5.76072
           295   5.69221   5.76100
           296   5.69214   5.75984
           297   5.69275   5.75796
           298   5.69181   5.75382
           299   5.69112   5.74803
           300   5.69384   5.74245
           301   5.68734   5.73248
           302   5.67917   5.72446
           303   5.66972   5.71489
           304   5.65909   5.70531
           305   5.65109   5.69779
           306   5.64218   5.68842
           307   5.63325   5.68060
           308   5.62516   5.67267
           309   5.61764   5.66565
           310   5.60982   5.65834
           311   5.60134   5.65099
           312   5.59604   5.64657
           313   5.58785   5.63854
           314   5.58220   5.63343
           315   5.57574   5.62787
           316   5.56922   5.62155
           317   5.56451   5.61672
           318   5.55683   5.60955
           319   5.55302   5.60630
           320   5.54828   5.60142
           321   5.54227   5.59743
           322   5.53873   5.59336
           323   5.53339   5.58969
           324   5.53086   5.58814
           325   5.52676   5.58426
           326   5.52452   5.58190
           327   5.51927   5.57839
           328   5.51777   5.57713
           329   5.51552   5.57473
           330   5.51193   5.57256
           331   5.51076   5.57162
           332   5.50894   5.57005
           333   5.50701   5.56917
           334   5.50578   5.56859
           335   5.50522   5.56956
           336   5.50409   5.56866
           337   5.50366   5.56890
           338   5.50390   5.57028
           339   5.50357   5.57019
           340   5.50521   5.57169
           341   5.50418   5.57223
           342   5.50548   5.57331
           343   5.50752   5.57562
           344   5.50770   5.57790
           345   5.51023   5.58022
           346   5.51225   5.58249
           347   5.51315   5.58601
           348   5.51685   5.58998
           349   5.52014   5.59308
           350   5.52193   5.59658
           351   5.52556   5.60097
           352   5.53005   5.60678
           353   5.53312   5.61011
           354   5.53718   5.61391
           355   5.54200   5.61952
           356   5.54623   5.62484
           357   5.55262   5.62975
           358   5.55620   5.63332
           359   5.56089   5.63842
           360   5.56772   5.64347
           361   5.57246   5.64739


-----------------------------------------------------------------------------------------------------------------------------------
                                                     75 % PPC                     100% PPC                       125% PPC
-----------------------------------------------------------------------------------------------------------------------------------
  Class B-1   CDR (%)                                           7.656                         7.686                          7.822
              Yield (%)                                        7.8959                        7.7659                         7.5947
              WAL                                               16.44                         13.02                          10.54
              Modified Duration                                  9.68                          8.51                           7.46
              Principal Window                          Dec17 - Mar34                 Jan15 - Mar34                  Jan13 - Mar34
              Principal Writedown                     6,699.56 (0.03%)              9,023.88 (0.05%)               7,818.33 (0.04%)
              Total Collat Loss                160,632,157.18 (10.05%)        126,216,703.06 (7.90%)         103,655,534.63 (6.49%)
-----------------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.